UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2025

VERSUS SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39885	46-4542599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 South DuPont Hwy. Dover, DE 19901
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 639-4457

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	VS	The Nasdaq Capital Market
Unit A Warrants	VSSYW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Item 8.01 Other Items.

As of December 23, 2024, and the date of this report, Versus Systems, Inc. (the “Company”) believes it has regained compliance with the deficiency cited by The Nasdaq Capital Market (“Nasdaq”) in a letter dated August 22, 2024. Specifically, on December 23, 2024, the Company completed the sale and issuance of 2,155,172 shares of common stock and warrants to purchase an additional 1,077,586 shares of common stock, upon the conversion of a $2.5 million promissory note. As a result, the Company’s stockholders’ equity exceeds the requirement for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5550(b)(1).

Nasdaq has informed the Company that it will continue to monitor the Company’s ongoing compliance with the stockholders’ equity requirement and, if at the time of its next periodic report the Company does not evidence compliance, that it may be subject to delisting.

Additionally, on January 6, 2025, Nasdaq issued another deficiency letter because the Company did not hold an annual meeting of shareholders in 2024 as required by Nasdaq Listing Rules 5620(a) and 5810(c)(2)(G). To remedy this deficiency, the Company will hold a meeting of shareholders in the second quarter of 2025, which is expected to encompass an annual meeting for 2024 and an annual meeting for 2025.

The January 6, 2025 notification has no immediate effect on the listing of the Company’s securities on Nasdaq. Nasdaq has provided the Company with 45 calendar days, or until February 20, 2025, to submit a plan to regain compliance with annual meeting requirement. If the Company’s plan to regain compliance is accepted, Nasdaq may grant an extension until June 30, for the Company to regain compliance. The Company expects to hold the required shareholder meeting in the second quarter of 2025 and thereby regain compliance.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSUS SYSTEMS INC.

Date: January 7, 2025	By:	/s/ Luis Goldner
	Name:	Luis Goldner
	Title:	Chief Executive Officer

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